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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 15, 2000


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                  ---------------------------------------------
                  (Originator of the Trust referred to herein)


                     CHASE MANHATTAN AUTO OWNER TRUST 1996-C
                  ---------------------------------------------
                                    (Issuer)
           (Exact name of the registrant as specified in its charter)


       United States                      333-7575                22-2382028
------------------------------    ------------------------   -------------------
(State or other jurisdiction      (Commission File Number)   (IRS Employer
of incorporation)                                            Identification No.)


                 802 Delaware Avenue, Wilmington, Delaware        19801
      -------------------------------------------------------- ------------
                 (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033



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Item 5.  Other Events:

         Chase Manhattan Auto Owner Trust 1996-C is the issuer of 4 classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of December 1, 1996, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as seller and as servicer, and Chase Manhattan Auto Owner Trust 1996-C, as issuer.

         On June 15, 2000, Chase USA, as servicer, distributed monthly interest to the holders of the cotes and certificates. Chase USA furnished a copy of the monthly statement to certificateholders for the series as required by the Sale and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).        Exhibits

                  Exhibits          Description
                  ----------        ---------------

                  20.1 Monthly statement to certificateholder with respect to the June 15, 2000 distribution.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 28, 2000

                                                   By: THE CHASE MANHATTAN BANK,
                                                       USA, NATIONAL ASSOCIATION
                                                       as Servicer


                                                   By:  /s/ Patricia Garvey
                                                   -----------------------------
                                                   Name:    Patricia Garvey
                                                   Title:   Vice President

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                                             INDEX TO EXHIBITS
                                             -----------------

Exhibit No.                                  Description
---------------                              -----------
20.1                                         Statement to Certificateholders
                                             dated 6/15/2000 delivered pursuant
                                             to Section 5.8 of the Sale and
                                             Servicing Agreement dated as of
                                             December 1, 1996.